FIRST AMENDMENT OF LEASE

This First Amendment of Lease, dated as of October _____, 2001 ("First Amendment"), between 3001 L.L.C., an Iowa limited liability company ("Landlord") and Cedar Rapids Bank & Trust Company f.k.a. Quad City Bank & Trust Company ("Tenant").

WITNESSETH, that:

         WHEREAS, Landlord and Tenant have entered into a Lease dated May 11, 2001, (Lease), whereby Landlord has leased to Tenant certain Premises located in the Building addressed as 625 First Street SE, in the City of Cedar Rapids, Iowa, consisting of the Premises, as such Premises are defined in the Lease; and

         WHEREAS, Landlord and Tenant desire and intend hereby to amend the Lease as specifically hereinafter set forth and provided;

         NOW,  THEREFORE,   in  consideration  of  the  Premises  and  covenants
contained herein, Landlord and Tenant hereby agree that

1. The Commencement Date is September 28, 2001. The Term shall expire September 30, 2006, unless earlier terminated or extended pursuant to the Terms of the Lease. Certificate of Substantial Completion attached hereto as Exhibit A.

2. The Tenant is officially recognized as a state chartered bank as stated on letter dated September 21, 2001 attached hereto as Exhibit B.

3. Landlord and Tenant hereby agree that the Premises contains 8,203 square feet of Rentable Area as shown on crosshatched on the floor plans attached hereto as Exhibit C. Tenant's Proportionate Share of Operating Costs shall be 5.83%.

4.   Operating Costs to commence September 28, 2001.

5. Tenant agrees to pay to Landlord for the partial month from September 28, 2001, through September 30, 2001, a Base Rent of EIGHT HUNDRED FIFTY FIVE AND NO/100 Dollars ($855.00);

     for the period from October 1, 2001, through September 30, 2006, a Monthly Base Rent of EIGHT THOUSAND FIVE HUNDRED FORTY FIVE AND NO/100 Dollars ($8,545.00).

6. Pursuant to the Terms of Section 35 of the Lease, Tenant's employees shall pay individually directly to Operator rent for Spaces in lot adjacent to Building.

7.   Landlord shall pay $205,075.00 towards Leashold Improvements as outlined in
     Section 7, Item H.

8. Broker Commission per Section 26 is $24,609.00, with Skogman Realty receiving $18,456.75 and Ruhl Realtors receiving $6,152.25.

         EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect in all respects.

         IN WITNESS WHEREOF, this First Lease Amendment is hereby executed as of the date first above written.

LANDLORD:                                   TENANT:

3001 L.L.C.                                 CEDAR RAPIDS BANK & TRUST
By:  Ryan Properties, Inc.                  COMPANY f.k.a. QUAD CITY
Its:  Manager                               BANK & TRUST COMPANY

By: /s/ Marc Gullickson                     By:  /s/ John A. Rodriguez
    --------------------------------             -------------------------------
    Marc Gullickson                              John A. Rodriguez

Its:   Vice President                       Its:   Senior Vice President

Date:                                       Date:

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